                          PFL Endeavor Target Account
                               Semi-Annual Report
                                 June 30, 1999

Policyholder Letter

Dear Valued Policyholder:

We are pleased to present you with the market activity information on PFL Endeavor Target Account for the period ending June 30, 1999. We hope that you will find the underlying investment information interesting and informative.

This correspondence is also an opportunity to remind you that we welcome your comments and ideas as to how we can serve you even better. If you have any questions or comments, please call the Variable Annuity Department at 800-525-6205.

You can be assured of our continuing commitment to providing quality products and excellent service to our policyholders.

Sincerely yours,

[SIGNATURE APPEARS HERE]

Vincent J. McGuinness, Jr.
President and Chief Executive Officer
PFL Target Account

Portfolio Manager Letter


First Trust Advisors, L.P.

Our 1999 forecast is for a noninflationary U.S. economy. This will result in twin pillars of investment opportunity of good stock markets and bond markets.

Wholesale prices were down in June, although they showed some pressure in the raw materials stage of production. U.S. consumer prices was unchanged in May for the first time in 14 months, following a 0.7% surge in April. In June, the CPI was unchanged. The main components of the decrease were lower oil cost and airline ticket prices.

Year-to-date, July 16, 1999, the Dow Jones Industrial Average is up 21.93%, the S&P 500 is up 15.16% and the Nasdaq Composite Index is up 30.66%. The year-to-date Bloomberg/EFFAS Government Bond Indices performance for U.S. Treasuries maturing from 1 to 3 years are up 1.47% and for all U.S. Treasuries maturing in 10 years or more are down -5.578%.

Our 1999 forecast is for corporate profits to be modestly positive in 99 as measured by the S&P 500 companies. Although we don't expect significant increases in plant and equipment investment, we believe the U.S. consumer, foreign demand and some inventory increases will result in an average real 1999 average GDP of approximately 3.5% with the first half stronger than the second half. Inflation should be held in check with CPI averaging 2.25%. Interest rates will trade around the 5.5% level for the 30-year bond by the end of the year, the 3 month bill will trade at 4.6% and Federal funds rate will trade near its current 5.0% target rate.

Two economic camps have staked their territory for 1999 forecasts:
"accelerating inflation" and "accelerating productivity". The former group looks at robust GDP, low unemployment, and recovering Asian economies as reasons to anticipate inflation which will translate into higher interest rates and lower equity prices. In large part the accelerating productivity group agrees with the robust first half GDP scenario. However, the "accelerating productivity" group sees continuing productivity gains providing a low inflation environment resulting in even lower interest rates than today. Moreover, they see foreign economies, with depressed currencies, maintaining intense price competition on U.S. manufacturers of finished goods. Our 1999 forecast is premised upon accelerating productivity.

Notwithstanding the "accelerating productivity" group's conclusion of "don't worry, be happy", on June 30th, Chairman Greenspan took back the Asian crisis-induced easing, and deployed at least one dose of post-crisis medicine to vaccinate the economy from inflation risks caused by too much growth. Continuing on his "irrational exuberance" theme, Chairman Greenspan and the FOMC raised the Fed. Funds rate .25% to 5.0%. The Fed, in our view, had little rationale for tightening. Our belief is based on two conclusions regarding the U.S economy: 1) inflation is well contained; and, 2) the U.S. non-inflationary growth rate is above the Fed's 3.0% target.

The Producer Price Index, has been benign last year and this year, save the March-April oil price increase and some recent commodity price increases. The first quarter, 1999 saw an average CPI of 1.5%. Although the April monthly CPI came in at up 0.7% due primarily to oil price increases, May and June both came in without any increase. With 1998 CPI averaging slightly over 1.5%, we do not see an inflationary "clear and present danger", ex post.

If there is no evidence of existing inflation, then what is the case for anticipating inflationary pressure in the U.S. economy? Because the economy has been growing at a 4% rate, the Fed believes that the economy is growing 1% above its noninflationary rate. They arrive at this conclusion by adding the labor market growth, 1%, to the productivity growth, 2.0%. The excess growth is deemed by Chairman Greenspan as the "wealth effect" caused by the significant increases in stock market values. However, this supposes that not only labor market growth is measurable but that productivity is measurable. While the productivity of a largely manufacturing economy is difficult to measure, the productivity increases of a service and technology driven economy as the U.S. has become is virtually impossible to measure. For example, Barnes & Noble, the book sellers, have 1998 sales/employee of approximately $100,000. A much more technology, read internet, driven company called Amazon.com had 1998 sales/employee of $375,000. Amazon's 3-year average productivity increase exceeded 50%. We believe, from this and other examples, that the productivity gains in the economy far exceed the targeted 2% gains, albeit as yet only anecdodally measurable. Therefore, companies are managing to cover increased costs by increasing efficiency rather than increasing prices.

As is usually the case, economists look at the same data and reach differing conclusions. So we, as investors, must look at the economic winds and decide whether they are a portend of a summer breeze or a stormy blow. From our economic conclusions, we can bias our portfolio to our conclusions while not betting on them. Through this bias from our neutral allocation we can add performance to the portfolio return while not significantly under-performing if our economic overlay is incorrect. After implementing our portfolio bias, the markets need to be monitored to validate or vary our bias while keeping our neutral allocation close at hand.

First Trust Advisors, L.P.

Information contained above is based on our opinions and may be changed without notice. Statistical information has been taken from sources deemed reliable but is not guaranteed.

Schedule of Investments

                          PFL Endeavor Target Account
                      Dow Target 5--July Series Subaccount
                           June 30, 1999 (Unaudited)

                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--96.3%
Automotives--19.2%
  Delphi Automotive Systems Corporation.................... 33,604  $   623,771
  General Motors Corporation............................... 48,690    3,213,540
                                                                    -----------
                                                                      3,837,311
                                                                    -----------

Consumer Products--16.6%
  Philip Morris Companies, Inc. ........................... 82,498    3,315,388
                                                                    -----------

Machinery--18.5%
  Caterpillar, Inc. ....................................... 61,516    3,690,960
                                                                    -----------

Paper & Paper Products--19.1%
  International Paper Company.............................. 75,639    3,819,769
                                                                    -----------

Telecommunications--22.9%
  AT&T Corporation......................................... 82,162    4,585,667
                                                                    -----------

  Total Common Stock
   (Cost $17,500,726).............................................   19,249,095
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $17,500,726*).......................................   96.3%  19,249,095
OTHER ASSETS AND LIABILITIES (Net).........................    3.7%     732,168
                                                            ------  -----------
NET ASSETS.................................................  100.0% $19,981,263
                                                            ======  ===========

*Aggregate cost for federal tax purposes.


See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                     Dow Target 10--July Series Subaccount
                           June 30, 1999 (Unaudited)

                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--96.2%
Automotives--9.9%
  Delphi Automotive Systems Corporation.................... 12,161  $   225,746
  General Motors Corporation............................... 18,202    1,201,332
                                                                    -----------
                                                                      1,427,078
                                                                    -----------

Consumer Products--8.7%
  Philip Morris Companies, Inc. ........................... 30,902    1,241,874
                                                                    -----------

Diversified Manufacturing--9.0%
  Minnesota Mining & Manufacturing Company................. 14,794    1,286,153
                                                                    -----------

Financial Services--10.2%
  J.P. Morgan & Company, Inc. ............................. 10,386    1,459,233
                                                                    -----------

Machinery--9.6%
  Caterpillar, Inc. ....................................... 23,001    1,380,060
                                                                    -----------

Miscellaneous Manufacturing Industries--7.9%
  Eastman Kodak Company.................................... 16,646    1,127,767
                                                                    -----------

Oil & Gas Extraction--9.2%
  Exxon Corporation........................................ 17,055    1,315,367
                                                                    -----------

Paper & Paper Products--10.0%
  International Paper Company.............................. 28,288    1,428,544
                                                                    -----------

Petroleum Refining--9.7%
  Chevron Corporation...................................... 14,646    1,394,116
                                                                    -----------

Telecommunications--12.0%
  AT&T Corporation......................................... 30,975    1,728,792
                                                                    -----------

  Total Common Stock
   (Cost $12,426,471)......................................          13,788,984
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $12,426,471*).......................................   96.2%  13,788,984
OTHER ASSETS AND LIABILITIES (Net).........................    3.8%     550,085
                                                            ------  -----------
NET ASSETS.................................................  100.0% $14,339,069
                                                            ======  ===========

*Aggregate cost for federal tax purposes.

See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                    Dow Target 5--January Series Subaccount
                           June 30, 1999 (Unaudited)

                                                             Shares    Value
                                                             ------  ----------
COMMON STOCK--94.6%
Consumer Products--12.4%
  Philip Morris Companies, Inc. ............................ 27,720  $1,113,997
                                                                     ----------

Diversified Chemicals--21.3%
  duPont (E.I.) de Nemours & Company........................ 27,948   1,909,198
                                                                     ----------

Diversified Manufacturing--20.2%
  Minnesota Mining & Manufacturing Company.................. 20,842   1,811,951
                                                                     ----------

Machinery--21.5%
  Caterpillar, Inc.......................................... 32,227   1,933,620
                                                                     ----------

Tires & Rubber--19.2%
  Goodyear Tire & Rubber Company............................ 29,399   1,729,029
                                                                     ----------

  Total Common Stock
   (Cost $7,759,208)........................................          8,497,795
                                                                     ----------

TOTAL INVESTMENTS
 (Cost $7,759,208*).........................................   94.6%  8,497,795
OTHER ASSETS AND LIABILITIES (Net)..........................    5.4%    484,576
                                                             ------  ----------

NET ASSETS..................................................  100.0% $8,982,371
                                                             ======  ==========

*Aggregate cost for federal tax purposes.


See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                    Dow Target 10--January Series Subaccount
                           June 30, 1999 (Unaudited)

                                                             Shares    Value
                                                             ------  ----------
COMMON STOCK--93.7%
Automotives--8.9%
  Delphi Automotive Systems Corporation.....................  5,487  $  101,858
  General Motors Corporation................................ 10,106     666,996
                                                                     ----------
                                                                        768,854
                                                                     ----------

Consumer Products--6.2%
  Philip Morris Companies, Inc. ............................ 13,528     543,656
                                                                     ----------

Diversified Chemicals--10.7%
  duPont (E.I.) de Nemours & Company........................ 13,628     930,963
                                                                     ----------

Diversified Manufacturing--10.2%
  Minnesota Mining & Manufacturing Company.................. 10,174     884,502
                                                                     ----------

Financial Services--11.1%
  J.P. Morgan & Company, Inc. ..............................  6,879     966,500
                                                                     ----------

Machinery--10.8%
  Caterpillar, Inc. ........................................ 15,732     943,920
                                                                     ----------

Miscellaneous Manufacturing Industries--7.8%
  Eastman Kodak Company..................................... 10,048     680,752
                                                                     ----------

Oil & Gas Extraction--8.8%
  Exxon Corporation.........................................  9,897     763,306
                                                                     ----------

Petroleum Refining--9.5%
  Chevron Corporation.......................................  8,726     830,606
                                                                     ----------

Tires & Rubber--9.7%
  Goodyear Tire & Rubber Company............................ 14,343     843,548
                                                                     ----------

  Total Common Stock
   (Cost $7,642,207)........................................          8,156,607
                                                                     ----------

TOTAL INVESTMENTS
 (Cost $7,642,207*).........................................   93.7%  8,156,607
OTHER ASSETS AND LIABILITIES (Net)..........................    6.3%    544,018
                                                             ------  ----------
NET ASSETS..................................................  100.0% $8,700,625
                                                             ======  ==========

*Aggregate cost for federal tax purposes.

See accompanying notes

Statement of Assets and Liabilities

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)

                                     Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                                     July Series   July Series  January Series January Series
                            Total     Subaccount   Subaccount     Subaccount     Subaccount
                         ----------- ------------ ------------- -------------- --------------
Assets

Investment in
 securities, at market
 value                   $49,692,481 $19,249,095   $13,788,984    $8,497,795     $8,156,607
Cash                       2,246,742     694,551       526,065       486,066        540,060
Dividends and/or
 interest receivable         122,006      57,752        38,011        10,618         15,625
Fund subscription
 receivable                  238,611         --          4,380       215,710         18,522
                         ----------- -----------   -----------    ----------     ----------
  Total assets           $52,299,849 $20,001,399   $14,357,439    $9,210,189     $8,730,823
                         =========== ===========   ===========    ==========     ==========

Liabilities and
 contract owners'
 equity

Liabilities:
Management fee payable   $    30,141 $    12,168   $     8,445    $    4,732     $    4,796
Accrued Expenses
 payables                     19,630       6,597         4,545         4,301          4,187
Fund redemption payable        6,037       6,037
                         ----------- -----------   -----------    ----------     ----------
  Total liabilities           55,808      24,802        12,990         9,033          8,983

Deferred annuity
 contracts terminable
 by owners                52,244,042  19,976,597    14,344,449     9,201,156      8,721,840
                         ----------- -----------   -----------    ----------     ----------
  Total liabilities and
   contract owner's
   equity                $52,299,849 $20,001,399   $14,357,439    $9,210,189     $8,730,823
                         =========== ===========   ===========    ==========     ==========

Contract owners' equity



See accompanying notes

Statement of Operations

                          PFL Endeavor Target Account
               For the Six Months Ended June 30, 1999 (Unaudited)

                                    Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                                    July Series   July Series  January Series January Series
                          Total      Subaccount   Subaccount     Subaccount     Subaccount
                        ----------  ------------ ------------- -------------- --------------
Net investment income

Investment income:
Dividends               $  473,130   $  214,360   $  159,995      $ 49,087       $ 49,688
Interest                       --           --           --            --             --
                        ----------   ----------   ----------      --------       --------
  Total investment
   income                  473,130      214,360      159,995        49,087         49,688
                        ----------   ----------   ----------      --------       --------

Expenses:
Investment management
 fee                       139,466       64,577       45,808        14,745         14,336
Administration fees         19,836        4,959        4,959         4,959          4,959
Custodian fees              16,404        4,763        4,419         3,510          3,712
Transfer agent fees             84           47           33             2              2
Legal fees                  11,128        5,808        4,600           360            360
Audit fees                   6,357        2,339        1,984         1,017          1,017
Trustee fees and
 expenses                    4,424        2,429        1,775           110            110
Printing                    16,173        6,504        3,223         3,223          3,223
Other                        6,850        2,046        2,048         1,378          1,378
Policy Fees                  1,671        1,197          286           181              7
Mortality and expense
 risk charge               287,200      132,310       94,466        30,270         30,154
                        ----------   ----------   ----------      --------       --------
  Total gross expenses     509,593      226,979      163,601        59,755         59,258
Less:
Waiver/reimbursement
 from investment
 manager                    (6,610)         --           --         (3,180)        (3,430)
Credits allowed by
 custodian                 (10,674)      (4,005)         (41)       (3,213)        (3,415)
                        ----------   ----------   ----------      --------       --------
  Total net expenses       984,618      222,974      163,560        53,362         52,413
                        ----------   ----------   ----------      --------       --------
    Net investment
     income                (19,179)      (8,614)      (3,565)       (4,275)        (2,725)
                        ----------   ----------   ----------      --------       --------

Net realized capital
 gain/(loss) on
 investments               356,737      328,506       25,438        (6,626)         9,419
Net change in
 unrealized
 appreciation of
 investments:
  Beginning of the
   period                1,609,611    1,220,253      389,358           --             --
  End of the period      4,363,870    1,748,370    1,362,513       738,587        514,400
                        ----------   ----------   ----------      --------       --------
    Net change in
     unrealized
     appreciation of
     investments         2,754,259      528,117      973,155       738,587        514,400
                        ----------   ----------   ----------      --------       --------
    Net realized and
     unrealized capital
     gain/(loss) from
     investments         3,110,996      856,623      998,593       731,961        523,819
                        ----------   ----------   ----------      --------       --------
Net unrealized
 appreciation from
 investments

Increase from
 operations             $3,091,817   $  848,009   $  995,028      $727,686       $521,094
                        ==========   ==========   ==========      ========       ========


See accompanying notes

Statement of Changes in Contract Owners' Equity

                          PFL Endeavor Target Account
             For the Six Months Ended June 30, 1999 (Unaudited) and
 For the Period July 1, 1998 (commencement of operations) through December 31,
                                      1998

                                                         Dow Target 5
                                                          July Series
                                  Total                    Subaccount
                         ------------------------  ---------------------------
                            1999         1998         1999           1998
                         -----------  -----------  -----------  --------------
Operations
  Net investment
   income............... $   (19,179) $    10,261  $    (8,614) $        4,821
  Net change in
   unrealized
   appreciation of
   investments..........   2,754,259    1,609,611      528,117       1,220,253
                         -----------  -----------  -----------  --------------
  Increase from
   operations...........   3,091,817    1,619,872      848,009       1,225,074
                         -----------  -----------  -----------  --------------

Contract transactions

  Net contract purchase
   payments.............  16,630,394   16,360,693    2,619,902       9,410,629
  Transfer payments from
   other subaccounts or
   general account......   8,898,338    6,753,903    2,666,023       3,801,466
  Contract terminations,
   withdrawals, and
   other deductions.....    (855,098)    (250,135)    (409,688)       (180,568)
                         -----------  -----------  -----------  --------------
  Increase from contract
   transactions.........  24,673,634   22,864,461    4,876,237      13,031,527
                         -----------  -----------  -----------  --------------
  Net increase in
   contract owners'
   equity...............  27,765,451   24,484,333    5,724,246      14,256,601
  Beginning of the
   period...............  24,478,591          --    14,252,351             --
                         -----------  -----------  -----------  --------------
  End of the period..... $52,244,042  $24,484,333  $19,976,597  $14,256,601.00
                         ===========  ===========  ===========  ==============

Contract owner's equity



See accompanying notes

       Dow Target 10                  Dow Target 5              Dow Target 10
        July Series                   January Series            January Series
         Subaccount                     Subaccount                Subaccount
------------------------------      -----------------------   -----------------------
   1999              1998              1999         1998         1999         1998
-----------     --------------      ----------      -----     ----------      -----
$    (3,565)    $        5,440      $   (4,275)     $ --      $   (2,725)     $ --
    973,155            389,358         738,587        --         514,400        --
-----------     --------------      ----------      -----     ----------      -----
    995,028            394,798         727,686        --         521,094        --
-----------     --------------      ----------      -----     ----------      -----



  2,164,757          6,950,064       5,877,326        --       5,968,409        --
  1,319,685          2,952,437       2,649,395        --       2,263,235        --
   (361,261)           (69,567)        (53,251)       --         (30,898)       --
-----------     --------------      ----------      -----     ----------      -----
  3,123,181          9,832,934       8,473,470        --       8,200,746        --
-----------     --------------      ----------      -----     ----------      -----
  4,118,209         10,227,732       9,201,156        --       8,721,840        --



 10,226,240                --              --         --             --         --
-----------     --------------      ----------      -----     ----------      -----
$14,344,449     $10,227,732.00      $9,201,156      $ --      $8,721,840      $ --
===========     ==============      ==========      =====     ==========      =====

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


1.Organization and Summary of Significant Accounting Policies

Organization:
The PFL Endeavor Target Account (the Target Account) is a segregated investment subaccount of PFL Life Insurance Company (PFL Life), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Target Account is registered with the Securities and Exchange Commission
(SEC) as an open-end management investment company pursuant to provisions of the Investment Company Act of 1940. The SEC, however, does not supervise the management or the investment practices or policies of the Target Account. The Target Account is currently divided into four investment subaccounts, Dow Target 5--January Series, Dow Target 10--January Series, Dow Target 5--July Series and Dow Target 10--July Series. Investment activity in these investment subaccounts is available for investment to contract owners of The Endeavor Variable Annuity, The Endeavor Platinum Variable Annuity, and The Endeavor ML Variable Annuity (the Variable Annuities), issued by PFL Life. Net purchase payments received by the Target Account for the Variable Annuities are invested in the subaccounts as selected by the contract owner. The Target 5--January Series and the Target 10--January Series commenced operations on January 4, 1999. The Target 5--July Series and Target 10--July Series commenced operations on July 1, 1998.

Portfolio Valuation:
The Target Account's investments are valued at market value as determined using the last reported sale price at the close of the New York Stock Exchange on June 30, 1999.

Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments are credited or charged to contract owners equity.

Concentration of Risk:
An investment in the Target Account may be subject to additional risk due to the relative lack of diversity in its portfolio.

Income Taxes:
Operations of the Target Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Target Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Target Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Target Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

2.Fees and Expenses

The Target Account is managed by Endeavor Investment Advisers (the "Investment Manager") pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co.

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)

2.Fees and Expenses (continued)

is the managing partner. The limited partner in the Investment Manager is AUSA Financial Markets, Inc., an affiliate of PFL Life. The Investment Manager is responsible for providing investment management and administrative services to the Target Account. First Trust Advisers L.P. (the Adviser) is the Account's investment Adviser. As compensation for these services, the Target Account pays the Investment Manager a monthly fee based on a percentage of the average daily net assets at the annual rate of 0.75% for each Subaccount. In addition, the Investment Manager pays the Adviser a fee equal to 0.35% of the average daily net assets.

The Subaccounts pay all expenses not assumed by the Investment Manager. First Data Investor Services Group, Inc. (Investor Services Group), a wholly-owned subsidiary of First Data Corporation, serves as Administrator to the Subaccounts and is paid a flat fee of $10,000 per annum for each Subaccount. Investor Services Group also serves as the Fund's transfer agent.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse the Target Account for expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses to ensure that total expenses do not exceed 1.30% of the Subaccount's average daily net assets. For the period ended June 30, 1999, the Investment Manager waived and reimbursed expenses of $6,610. Boston Safe Deposit and Trust Company (BSDT), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Subaccount's custodian. BSDT has agreed to compensate the Target Account and decrease custody fees for cash balances left uninvested by each Subaccount. For the period ended June 30, 1999, the Target Account's expenses were reduced by a total of $10,674.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or Investor Services Group received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Target Account pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, Investor Services Group or any of their affiliates $1,000 per annum plus $100 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

Policy fees include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Target Account.

PFL Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account. PFL Life also deducts a daily administrative charge equal to an annual rate of .15% of the contract owners' account for administrative expenses. For certain policies of Endeavor Variable Annuity and of Endeavor ML Variable annuity sold on or after May 1, 1997, during the first seven policy years, PFL deducts a daily Distribution Finance Charge equal to an effective annual rate of .15% of the contract owners' account. For, the Endeavor Platinum Variable Annuity, during the first ten policy years, PFL Life deducts a daily distribution financing charge equal to an annual rate of .25% of the value of the contract owners' account.

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


3.Securities Transactions

Purchases and proceeds from sales of securities, excluding short term investments, for the perioed ended June 30, 1999 were as follows:

                                          Purchases    Sales
                                          ---------- ----------
Dow Target 5--July Series Subaccount      $6,549,989 $2,719,329
Dow Target 10--July Series Subaccount      3,020,847    889,980
Dow Target 5--January Series Subaccount    8,902,336  1,136,502
Dow Target 10--January Series Subaccount   7,854,197    221,409

Net unrealized appreciation of investments at June 30, 1999 was composed of the following:

                                          Gross         Gross          Net
                                        Unrealized    Unrealized    Unrealized
                                       Appreciation (Depreciation) Appreciation
                                       ------------ -------------- ------------
Dow Target 5--July Series Subaccount    $2,287,137    $(538,768)    $1,748,369
Dow Target 10--July Series Subaccount    1,754,012     (391,499)     1,362,513
Dow Target 5--January Series
 Subaccount                                738,587          --         738,587
Dow Target 10--January Series
 Subaccount                                586,256      (71,856)       514,400

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


4.Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at June 30, 1999 follows:

                                                                    5% Annually Compounding Death Benefit or
                              Return of Premium Death Benefit             Annual Step-Up Death Benefit
                         ------------------------------------------ -----------------------------------------
                          Accumulation  Accumulation     Total      Accumulation  Accumulation     Total
                          Units Owned    Unit Value  Contract Value  Units Owned   Unit Value  Contract Value
                         --------------------------- -------------- ------------- ------------ --------------
Dow Target 5 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                 2,866,667.714  $1.188454     $3,406,903   6,534,007.906  $1.186696    $ 7,753,881
 PFL ML Endeavor
  Variable Annuity          245,429.371   1.188454        291,682     877,254.574   1.186696      1,041,034
 Platinum Endeavor
  Variable Annuity        2,258,503.438   1.187277      2,681,469   4,050,195.188   1.185530      4,801,628
                                                       ----------                               -----------
                                                       $6,380,054                               $13,596,543
                                                       ==========                               ===========
Dow Target 10 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                 2,170,152.023  $1.124325     $2,439,956   3,280,738.888  $1.122664    $ 3,683,167
 PFL ML Endeavor
  Variable Annuity          373,181.197   1.124325        419,577   1,887,732.694   1.122664      2,119,290
 Platinum Endeavor
  Variable Annuity          653,109.970   1.123217        733,584   4,412,492.708   1.121560      4,948,875
                                                       ----------                               -----------
                                                       $3,593,117                               $10,751,332
                                                       ==========                               ===========
Dow Target 5 January Series Subaccount:
 PFL Endeavor Variable
  Annuity                 1,983,751.765  $1.127398     $2,236,478   2,406,365.574  $1.126592    $ 2,710,992
 PFL ML Endeavor
  Variable Annuity           27,699.502   1.127398         31,228     874,714.721   1.126592        985,447
 Platinum Endeavor
  Variable Annuity          529,401.396   1.126857        596,560   2,344,864.285   1.126057      2,640,451
                                                       ----------                               -----------
                                                       $2,864,266                               $ 6,336,890
                                                       ==========                               ===========
Dow Target 10 January Series
 Subaccount:
 PFL Endeavor Variable
  Annuity                 1,315,618.661  $1.110510     $1,461,008   1,812,584.090  $1.109715    $ 2,011,452
 PFL ML Endeavor
  Variable Annuity          231,978.077   1.110510        257,614   1,014,711.252   1.109715      1,126,040
 Platinum Endeavor
  Variable Annuity           551,571.89   1.109974        612,230    2,933,244.02   1.109180      3,253,496
                                                       ----------                               -----------
                                                       $2,330,852                               $ 6,390,988
                                                       ==========                               ===========

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


4.Contract Owners' Equity (continued)

At June 30, 1999 contract owners' equity was comprised of:

                                     Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                                     July Series   July Series  January Series January Series
                            Total     Subaccount   Subaccount     Subaccount     Subaccount
                         ----------- ------------ ------------- -------------- --------------
Unit transactions,
 accumulated net
 investment income and
 realized capital gains  $47,880,163 $18,228,227   $12,981,937    $8,462,569     $8,207,431
Adjustment for
 appreciation/
 depreciation to market
 value                     4,363,870   1,748,370     1,362,513       738,587        514,400
                         ----------- -----------   -----------    ----------     ----------
  Total Contract Owners'
   Equity                $52,244,033 $19,976,596   $14,344,450    $9,201,156     $8,721,831
                         =========== ===========   ===========    ==========     ==========

A summary of changes in contract owners' account units follows

                          Dow Target 5 Dow Target 10  Dow Target 5  Dow Target 10
                          July Series   July Series  January Series January Series
                           Subaccount   Subaccount     Subaccount     Subaccount
                          ------------ ------------- -------------- --------------
Units outstanding--prior
 year                             --           --            --             --
Units purchased--prior
 year                       9,327,979    7,452,618           --             --
Units redeemed and
 transferred--prior year    3,385,907    2,438,951           --             --
                           ----------   ----------     ---------      ---------
Units outstanding--prior
 year                      12,713,886    9,891,569           --             --
Units purchased--current
 year                       2,224,308    2,025,909     5,869,059      5,828,221
Units redeemed and
 transferred--current
 year                       1,893,864      859,930     2,297,739      2,031,487
                           ----------   ----------     ---------      ---------
Units outstanding--
 current year              16,832,058   12,777,408     8,166,798      7,859,708
                           ==========   ==========     =========      =========

5.Year 2000 (Unaudited)

The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


5.Year 2000 (Unaudited) (continued)

plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance, and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations including the Company.

For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the

Notes to Financial Statements

                          PFL Endeavor Target Account
                           June 30, 1999 (Unaudited)


5.Year 2000 (Unaudited) (continued)

Year 2000 computer problem, and its resolution, is complex and multifaceted, and any Company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.